                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 29, 1998
                                                       -------------------

                          American Homestar Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                        0-24210                   76-0070846
     ---------------                 -----------               --------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation                 File Number)            Identification No.)


       2450 South Shore Boulevard, Suite 300, League City, Texas   77573
       ------------------------------------------------------------------
             (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (281) 334-9700
                                                          ----------------

         Reference is made to the Current Report on Form 8-K dated December 29, 1998 filed by American Homestar Corporation on January 11, 1999 (the "Form 8-K"). The Form 8-K referenced certain financial statements to be filed as exhibits, which American Homestar Corporation has since determined are not required to be filed therewith. Thus, the Form 8-K is hereby amended to read in its entirety as follows:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 29, 1998, American Homestar Corporation, a Texas corporation (the "Company") acquired all of the outstanding securities of R-Anell Custom Homes, Inc., a North Carolina corporation, Gold Medal Homes, Inc., a North Carolina corporation, and Gold Medal Homes of North Carolina, Inc., a North Carolina corporation (collectively, "the R-Anell Companies"), pursuant to the terms of a Stock Purchase Agreement and Plan of Reorganization dated May 26, 1998, by and among the R-Anell Companies, certain securityholders of the R-Anell Companies (the "R-Anell Securityholders") and the Company, as amended by that certain First Amendment to the Stock Purchase Agreement and Plan of Reorganization dated August 31, 1998 and Second Amendment to the Stock Purchase Agreement and Plan of Reorganization dated November 30, 1998 (as amended, the "Purchase Agreement").

         As a result of the purchase, the Company became the indirect holder of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the R-Anell Companies. Those assets include manufacturing facilities located in Cherryville and Denver, North Carolina, which facilities produce manufactured and modular homes, and the equipment, inventory and other assets associated with such facilities. The Company intends to continue such use of those assets.

         To the best knowledge of the Company, at the time of the purchase there was no material relationship between (i) the R-Anell Companies and the R-Anell Securityholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

         The aggregate consideration paid by the Company to the R-Anell Securityholders was $15,517,278 in cash and 658,536 shares of the common stock, par value $.05 per share, of the Company. The acquisition consideration was determined by arms-length negotiations between the parties to the Purchase Agreement. The cash portion of the acquisition consideration was derived from the Company's working capital.

ITEM 7.  EXHIBITS.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                                          Description
-----------                                          -----------

2.1               Stock Purchase Agreement and Plan of Reorganization, dated May 26, 1998, among
                  American Homestar Corporation, R-Anell Custom Homes, Inc., Gold Medal Homes,
                  Inc., Gold Medal Homes of North Carolina, Inc. and certain security holders of R-
                  Anell Custom Homes, Inc., Gold Medal Homes, Inc. and Gold Medal Homes of
                  North Carolina, Inc.*

2.2               First Amendment to the Stock Purchase Agreement and Plan of Reorganization,
                  dated August 31, 1998, among American Homestar Corporation, R-Anell Custom
                  Homes, Inc., Gold Medal Homes, Inc., Gold Medal Homes of North Carolina, Inc.
                  and certain security holders of R-Anell Custom Homes, Inc., Gold Medal Homes,
                  Inc. and Gold Medal Homes of North Carolina, Inc.*

2.3               Second Amendment to the Stock Purchase Agreement and Plan of Reorganization,
                  dated November 30, 1998, among American Homestar Corporation, R-Anell Custom
                  Homes, Inc., Gold Medal Homes, Inc., Gold Medal Homes of North Carolina, Inc.
                  and certain security holders of R-Anell Custom Homes, Inc., Gold Medal Homes,
                  Inc. and Gold Medal Homes of North Carolina, Inc.*

-------------------------

         *        Previously filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN HOMESTAR CORPORATION



Date: March 12, 1999                  By: /s/ CRAIG A. REYNOLDS
                                          --------------------------------------
                                               Craig A. Reynolds
                                               Executive Vice President, Chief
                                               Financial Officer and Secretary

                                INDEX TO EXHIBITS


        Exhibit
        Number                                   Description of Exhibit
        ------                                   ----------------------

         2.1               Stock Purchase Agreement and Plan of Reorganization, dated May 26, 1998, among American Homestar Corporation, R-Anell Custom Homes, Inc., Gold
                           Medal Homes, Inc., Gold Medal Homes of North Carolina, Inc. and certain security holders of R-Anell Custom Homes, Inc., Gold Medal Homes, Inc.
                           and Gold Medal Homes of North Carolina, Inc.*

         2.2               First Amendment to the Stock Purchase Agreement and Plan of
                           Reorganization, dated August 31, 1998, among American Homestar
                           Corporation, R-Anell Custom Homes, Inc., Gold Medal Homes, Inc., Gold
                           Medal Homes of North Carolina, Inc. and certain security holders of R-Anell
                           Custom Homes, Inc., Gold Medal Homes, Inc. and Gold Medal Homes of
                           North Carolina, Inc.*

         2.3               Second Amendment to the Stock Purchase Agreement and Plan of
                           Reorganization, dated November 30, 1998, among American Homestar
                           Corporation, R-Anell Custom Homes, Inc., Gold Medal Homes, Inc., Gold
                           Medal Homes of North Carolina, Inc. and certain security holders of R-Anell
                           Custom Homes, Inc., Gold Medal Homes, Inc. and Gold Medal Homes of
                           North Carolina, Inc.*

--------------------------

         *        Previously filed herewith.